BBH TRUST

BBH PARTNER FUND – SMALL CAP EQUITY

Class I Shares (BBHSX)

SUPPLEMENT DATED NOVEMBER 29, 2021 TO THE

PROSPECTUS

DATED JUNE 28, 2021

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Prospectus.

Effective December 31, 2021, the Prospectus is amended as follows:

1. The section captioned “Investment Adviser” beginning on page 9 is deleted in its entirety and replaced with the following:

INVESTMENT ADVISER

BBH&Co., through a separately identifiable department, serves as the Fund’s the investment adviser. Bares Capital Management, Inc. currently serves as the sub-adviser to the Fund. The following individuals are responsible for the day-to-day management of the Fund:

Portfolio Managers

Sub-Adviser	Portfolio Management Team Members	Fund Manager Since

Bares Capital Management, Inc. 12600 Hill Country Blvd., Suite R-230 Austin, TX 78738	Brian Bares	2021
	Jay Creel	2021
	Benjamin Huang	2021

2 The section captioned “Portfolio Manager” on pages 20-21 is deleted in its entirety and replaced with the following:

The Sub-Adviser

Bares Capital Management, Inc., located at 12600 Hill Country Blvd Suite R-230, Austin, TX 78738, serves as the Fund’s investment sub-adviser. Pursuant to a sub-advisory agreement with the Investment Adviser, and subject to the general supervision of the Board and the Investment Adviser, the Sub-adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. Certain information about the members of the Fund’s portfolio management team is set forth below.

Mr. Brian Bares founded the Sub-adviser in 2000. Mr. Bares developed the Sub-adviser’s investment philosophy and research process, and he is responsible for portfolio management, investment due diligence, client relationships, and firm strategy. He is the author of The Small-Cap Advantage, published in 2011 by John Wiley & Sons. Mr. Bares is also an external advisor for the M.B.A. Investment Fund at The University of Texas at Austin. He received a B.S. from The University of Nebraska and has earned the CFA designation.

Mr. Jay Creel joined the Sub-adviser in 2012. Mr. Creel is responsible for portfolio management, investment due diligence, client relationships, and firm administration. Prior to joining the Sub-adviser, he was a general partner and investment analyst at Treaty Oak Capital Management and an investment banker at Molecular Securities and Deutsche Bank Securities. Mr. Creel received an A.B. (cum laude) from Princeton University.

Mr. Benjamin Huang joined the Sub-adviser in 2015. Mr. Huang is responsible for portfolio management, investment due diligence, and new idea generation. Prior to joining the Sub-adviser, he was an equity analyst intern at Bessemer Trust. Mr. Huang received an A.B. from Princeton University.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, management of other accounts, and ownership of shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.